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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            December 16, 2005

                          The Williams Companies, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                       1-4174                  73-0569878
-----------------------------        -------------         ------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)

     One Williams Center, Tulsa, OK                             74172
----------------------------------------                     -----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code           918-573-2000

                                 Not Applicable
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

The Williams Companies, Inc. ("Williams") today announced that it has extended, until 5:00 p.m., New York City time, on January 11, 2006, its previously announced offer ("Offer") to pay a cash premium to holders of any and all of up to $299,987,000 aggregate principal amount outstanding of its 5.50% Junior Subordinated Convertible Debentures due 2033 ("Debentures") who elect to convert their Debentures to shares of Williams' common stock, $1.00 par value per share, subject to the terms of the Offer. The Offer was previously scheduled to expire at 11:59 p.m., New York City time, on December 15, 2005.

The other terms and conditions of the Offer are described in the Conversion Offer Prospectus and Letter of Transmittal, each dated November 17, 2005.

As of 5:00 p.m., New York City time, on December 15, 2005, holders of $220,110,750 aggregate principal amount of the outstanding Debentures (constituting 73.4% of the principal amount of the outstanding Debentures) had delivered valid tenders pursuant to the Offer.

A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) None
(b) None
(c) Exhibits:
Exhibit 99.1 Copy of press release dated December 16, 2005, publicly reporting the matters discussed herein, filed pursuant to Item 8.01.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         The Williams Companies, Inc.

December 16, 2005

                                         /s/ Brian K. Shore
                                         ----------------------
                                         Name: Brian K. Shore
                                         Title:  Secretary

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                                  Exhibit Index

EXHIBIT NO.    DESCRIPTION

EX-99.1        Press Release dated December 16, 2005

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